EXHIBIT 99.1

Revised July 22, 2010

CODE OF BUSINESS CONDUCT AND ETHICS

Introduction

The Synovus Code of Business Conduct and Ethics (the “Code”) covers a wide range of business practices and procedures. While it does not cover every issue that may arise, this Code outlines basic principles to guide all employees and officers of the Company and its majority-owned subsidiaries (“team members”). In addition, all members of the Company’s Board of Directors and members of the boards of directors (including advisory, emeritus and local advisory directors) of the Company’s majority-owned subsidiaries and divisions of such majority-owned subsidiaries (“directors”), in regard to their Company duties, are responsible for conducting themselves in connection with the applicable provisions of this Code. Team members and directors must conduct themselves accordingly and seek to avoid even the appearance of improper conduct. The Code will be provided to all team members and directors and should also be provided to the Company’s agents and representatives, including business partners, vendors and consultants.

If a local, state or national law conflicts with any policy in this Code, team members and directors must comply with the law; however, if a local custom or policy conflicts with this Code, team members and directors must comply with the Code. A team member who has questions about these conflicts should ask his or her supervisor how to handle the situation or call the Synovus Helpline.

Team members who violate the standards in this Code will be subject to disciplinary action.

If you are in a situation that you believe may violate or lead to a violation of this Code, follow the guidelines described in Section 12.

1.	Compliance with Laws, Rules and Regulations

Obeying the law, both in letter and in spirit, is the foundation on which this Company’s ethical standards are built. All team members and directors must respect and obey the laws and all applicable rules and regulations of the cities, states and countries in which the Company operates. Although team members are not expected to know the details of each law, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

This Code of Business Conduct and Ethics and additional information is available to every team member online through the enterprise portal ( insite ) as well as made available to new team members during their orientation.

2.	Conflicts of Interest

All team members and directors should avoid any action or interest that conflicts or gives the appearance of a conflict with the Company’s interests. A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. A conflict situation can arise when a team member or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when a team member or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.

It is almost always a conflict of interest for a Company team member to work simultaneously for a competitor, customer or supplier. Team members are not allowed to work for a competitor as a consultant or board member. Team members should avoid any direct or indirect business connection with the Company’s customers, suppliers or competitors, except on behalf of the Company. For this purpose, “business connection” excludes the retail purchase of consumer goods at prices available to the general public and the ownership of investments of less than 1% of the outstanding equity securities of a publicly-traded company.

Conflicts of interest are prohibited as a matter of Company policy. Conflicts of interest may not always be clear-cut. Team members or directors who have questions about potential areas of conflict should consult their supervisor or the Company’s General Counsel’s Office, as appropriate.

For more information, please refer to the “Conflict and Your Job” section of the Team Member Guide.

If you are aware of a conflict or potential conflict, you should bring it to the attention of your supervisor, manager or other appropriate personnel or consult the procedures described in Section 12 of this Code.

3.	Insider Trading

Team members and directors who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of the Company’s business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to “tip” others who might make an investment decision on the basis of this information is not only unethical but also illegal. The Company’s Board of Directors has adopted an insider trading policy that should be reviewed by all team members and directors. Team members or directors who have questions regarding insider trading should consult the Company’s General Counsel’s Office.

For more information, please refer to the “Insider Trading” section of the Team Member Guide.

4.	Corporate Opportunities

Team members and directors are prohibited from taking for themselves personally opportunities that are discovered through the use of corporate property, information or position. No team member or director may use corporate property, information, or position for improper personal gain, and no team member or director may compete with the Company directly or indirectly. Team members and directors have a responsibility to the Company to advance its legitimate interests when the opportunity to do so arises.

5.	Competition and Fair Dealing

This Company seeks to outperform its competition fairly and honestly. The Company seeks competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each team member and director should endeavor to respect and deal fairly with the Company’s customers, suppliers, competitors and their employees. No team member or director should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

The purpose of business entertainment and gifts in a business setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should ever be offered, given, provided or accepted by any Company team member, family member of a team member or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff, and (5) does not violate any laws or regulations.

For more information, please refer to the “Dealing Ethically with Customers and Suppliers” and the “Gifts and Gratuities” sections of the Team Member Guide.

Please discuss with your supervisor any gifts or proposed gifts that you are not certain are appropriate.

6.	Record-Keeping, Accounting and Auditing

The Company requires honest and accurate recording and reporting of information.

The Company has established internal control standards and procedures to ensure that assets are protected and properly used and that financial records and reports are accurate and reliable. All team members and directors share responsibility for maintaining and complying with required internal controls.

All financial reports, accounting records, auditing records, research reports, expense accounts, timesheets and other similar documents must accurately and clearly represent the relevant facts or the true nature of the transactions memorialized therein. Improper or fraudulent accounting, documentation or financial reporting is contrary to the Company’s policy and may be in violation of applicable laws.

Records should always be retained or destroyed according the Company’s record retention policies. In accordance with these policies, in the event of litigation or governmental investigation, please consult the Company’s General Counsel’s Office.

Please see the procedures described in Section 12 of this Code to report complaints about the Company’s accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters. You can report your concerns anonymously or confidentially.

7.	Confidentiality

Team members and directors must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by the General Counsel’s Office or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. It also includes information that suppliers and customers have entrusted to the Company. The obligation to preserve confidential information continues even after employment ends.

For more information, please refer to the “Confidentiality” section of the Team Member Guide.

8.	Protection and Proper Use of Company Assets

All team members and directors should endeavor to protect the Company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Company’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

The obligation of team members and directors to protect the Company’s assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks and copyrights, as well as business, marketing and service plans, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information violates Company policy. It could also be illegal and result in civil or even criminal penalties.

9.	No Payments to Government Personnel

The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

In addition, the U.S. government has a number of laws and regulations regarding business gratuities that may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules not only violates Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. The Company’s General Counsel’s Office can provide guidance in this area.

For more information, please refer to the “Foreign Practices” section of the Team Member Guide.

10.	Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code for team members or directors may be made only by the Board of Directors or the Corporate Governance and Nominating Committee of the Board. Any such request for a waiver shall be in writing and shall be filed with the General Counsel’s Office at least 45 days before the meeting of the Board of Directors or the Corporate Governance and Nominating Committee of the Board at which such request is to be considered. Any such waiver will be promptly disclosed as required by law or stock exchange or other applicable regulation.

11.	Reporting any Illegal or Unethical Behavior

Team members are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior when in doubt about the best course of action in a particular situation. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith by team members. Team members are expected to cooperate in internal investigations of misconduct.

Anyone aware of a violation of this Code or any Company policy or legal requirement must report that violation. In reporting violations, we encourage team members to first contact your supervisor or discuss it with the Company’s Human Resources area. If that is not appropriate, or if you wish to remain anonymous, call (800) 240-1242, the Company’s toll-free Helpline. The Helpline is administered by Global Compliance Services, formerly Pinkerton, an independent, third party administrator who assigns your call a unique identification number that you can refer to during any follow-up calls. The Helpline is staffed 24 hours a day, seven days a week for your convenience. In the case of directors, the General Counsel’s Office should be contacted to report violations.

12.	Compliance Procedures

General

It is every team member’s and director’s responsibility to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know right from wrong. Since this Code cannot anticipate every situation that will arise, it is important to have a way to approach new questions or problems. These are the steps to keep in mind:

•	Make sure you have all the facts. In order to reach the right solutions, you must be as fully informed as possible.

•

Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

•	Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.

•

Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question and will appreciate being brought into the decision-making process. Remember that, although your supervisor cannot waive the provisions of this Code, it is your supervisor’s responsibility to help solve problems including, if appropriate, seeking additional assistance from other Company resources.

•

Seek help from other Company resources. In cases where it may not be appropriate to discuss an issue with your supervisor, where your supervisor is not sure of the answers to your questions, or where you do not feel comfortable approaching your supervisor with your questions, discuss it with the Company’s Human Resources area. If that also is not appropriate, or if you wish to remain anonymous, call (800) 240-1242, the Company’s toll-free Helpline. The Helpline is administered by Global Compliance Services, formerly Pinkerton, an independent, third party administrator who assigns your call a unique identification number that you can refer to during any follow-up calls. The Helpline is staffed 24 hours a day, seven days a week for your convenience.

•

You may report ethical violations in confidence and without fear of retaliation. If you want your identity to be kept secret, your anonymity will be protected. However, in some circumstances the Company may not be able to conduct an effective investigation should you choose to remain anonymous. The Company does not permit retaliation of any kind against team members for good faith reports of suspected violations of the Code or any Company policy or legal requirement.

•	Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Accounting, Internal Accounting Controls or Auditing Matters

•

You may report complaints about the Company’s accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters to the Audit Committee by contacting the General Counsel’s Office at (706) 649-4456 or (706) 649-2995, or if you wish to remain anonymous, by calling the Company’s toll free Helpline at (800) 240-1242.

•	All complaints will be referred to members of the Audit Committee.

•	All complaints will be received and processed by the General Counsel’s Office.

•	You can report your concerns anonymously or confidentially.

13.	Supplemental Code of Ethics for Finance Professionals

This Code of Ethics for Financial Professionals applies to the principal executive officer of Synovus and all professionals serving in the Finance Divisions of Synovus and its majority-owned subsidiaries. This Code of Ethics for Financial Professionals is intended to supplement the Synovus Code of Business Conduct and Ethics.

The principal executive officer and all Finance Professionals will:

(a)	Engage in and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(b)

Take all reasonable measures to protect the confidentiality of non-public information about Synovus or its subsidiaries and their customers obtained or created in connection with employment activities and to prevent the unauthorized disclosure of such information unless required by applicable law or regulation or legal or regulatory process;

(c)

Produce full, fair, accurate, timely, and understandable disclosure in reports and documents that Synovus files with, or submits to, the Securities and Exchange Commission and in other public communications made by Synovus;

(d)	Comply with applicable governmental laws, rules and regulations; and

(e)	Promptly report any violation of this Code of Ethics for Finance Professionals to the General Counsel’s Office or any of the parties listed in Synovus’ Code of Business Conduct and Ethics.

The principal executive officer and all Finance Professionals are prohibited from directly or indirectly taking any action to fraudulently influence, coerce, manipulate or mislead Synovus’ independent public auditors for the purpose of rendering the financial statements of Synovus misleading.

The principal executive officer and all Finance Professionals will be held accountable for adherence to this Code of Ethics for Finance Professionals. Failure to observe the terms of this Code of Ethics for Finance Professionals may result in disciplinary action, up to and including termination of employment. Violations of this Code of Ethics for Finance Professionals may also constitute violations of law and may result in civil and criminal penalties for you, your supervisors and/or Synovus.

If you have any questions regarding the best course of action in a particular situation, you should promptly contact the General Counsel’s Office. You may choose to remain anonymous in reporting any possible violation of this Code of Ethics for Finance Professionals.

NOTE: This Code of Business Conduct and Ethics has been developed broadly in order to be applicable to the entire Synovus family of companies. Many of our individual companies may also have their own, more specific, Codes which will give team members more detail. If the two Codes have similar provisions, team member conduct will be governed by the more restrictive provision.